Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2012 RESULTS

NEW YORK, NY, October 24, 2012—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $10.3 million, or $0.23 per share (diluted and basic), for the quarter ended September 30, 2012, compared with income attributable to common shareholders of $9.6 million, or $0.22 per share (diluted and basic), for the quarter ended September 30, 2011. Total revenue for the third quarter of 2012 was $71.3 million, an increase of 15.7% from $61.6 million for the third quarter of 2011.
The third quarter 2012 results include after-tax expenses of approximately $0.21 per share associated primarily with the offering of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. ("LDP"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.44.
For the nine months ended September 30, 2012, the company recorded income attributable to common shareholders of $44.4 million, or $1.00 per diluted share and $1.01 per basic share, compared with income attributable to common shareholders of $38.3 million, or $0.87 per diluted share and $0.89 per basic share, for the nine months ended September 30, 2011. After adjusting for the offering of LDP, earnings per share would have been $1.21 for the nine months ended September 30, 2012.
Assets Under Management
Assets under management were a record $44.9 billion as of September 30, 2012, an increase of 1.2% from $44.4 billion at June 30, 2012 and an increase of 16.4% from $38.6 billion at September 30, 2011. The increase from June 30, 2012 was due to market appreciation of $1.2 billion, partially offset by net outflows of $629 million. The increase from September 30, 2011 was due to market appreciation of $9.6 billion, partially offset by net outflows of $3.3 billion. Average assets under management were a record $45.2 billion for the quarter ended September 30, 2012, an increase of 3.5% from $43.6 billion for the quarter ended June 30, 2012 and an increase of 5.5% from $42.9 billion for the quarter ended September 30, 2011.

Assets under management for institutional accounts were $24.6 billion as of September 30, 2012, a decrease of 3.7% from $25.6 billion at June 30, 2012 and an increase of 2.6% from $24.0 billion at September 30, 2011. The decrease from June 30, 2012 was due to net outflows of $1.7 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $727 million. The increase from September 30, 2011 was due to market appreciation of $6.3 billion, largely offset by net outflows of $5.6 billion, primarily from global/international real estate strategies associated with subadvisory relationships. Average assets under management for institutional accounts were $25.4 billion for the quarter ended September 30, 2012, a decrease of 0.4% from $25.5 billion for the quarter ended June 30, 2012 and a decrease of 5.3% from $26.8 billion for the quarter ended September 30, 2011.
Assets under management for open-end mutual funds were $12.5 billion as of September 30, 2012, an increase of 3.4% from $12.1 billion at June 30, 2012 and an increase of 45.5% from $8.6 billion at September 30, 2011. The increase from June 30, 2012 was due to market appreciation of $250 million and net inflows of $164 million. The increase from September 30, 2011 was due to market appreciation of $2.4 billion and net inflows of $1.5 billion. Average assets under management for open-end mutual funds were $12.5 billion for the quarter ended September 30, 2012, an increase of 8.2% from $11.5 billion for the quarter ended June 30, 2012 and an increase of 30.5% from $9.6 billion for the quarter ended September 30, 2011.
Assets under management for closed-end mutual funds were $7.8 billion as of September 30, 2012, an increase of 16.4% from $6.7 billion at June 30, 2012 and an increase of 30.0% from $6.0 billion at September 30, 2011. The increase from June 30, 2012 was due to inflows of $889 million from the launch of LDP and market appreciation of $206 million. The increase from September 30, 2011 was due to market appreciation of $964 million and net inflows of $830 million, primarily from the launch of LDP. Average assets under management for closed-end mutual funds were $7.3 billion for the quarter ended September 30, 2012, an increase of 10.7% from $6.6 billion for the quarter ended June 30, 2012 and an increase of 12.9% from $6.5 billion for the quarter ended September 30, 2011.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	September 30, 2012	September 30, 2012	September 30, 2011
		As Adjusted *
Revenue	$71,296	$71,296	$61,616
Expenses	$59,057	$43,407	$39,219
Operating income	$12,239	$27,889	$22,397
Operating margin	17.2%	39.1%	36.3%
Total non-operating income (loss)	$5,315	$5,315	$(4,833)
Net income attributable to common shareholders	$10,261	$19,775	$9,606
Diluted earnings per share attributable to common shareholders	$0.23	$0.44	$0.22
Assets under management, end of period (in millions)	$44,945	$44,945	$38,617
Average assets under management for period (in millions)	$45,195	$45,195	$42,852

* Results excluded the aforementioned expenses of approximately $15.7 million, or $0.21 per diluted share, associated primarily with the offering of LDP.

September 30, 2012, As Adjusted, Compared With September 30, 2011
Total revenue for the third quarter of 2012 was $71.3 million, an increase of 15.7% from $61.6 million for the third quarter of 2011, primarily due to higher average assets under management. Operating expenses for the third quarter of 2012 were $43.4 million, an increase of 10.7% from $39.2 million for the third quarter of 2011, primarily due to increases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $27.9 million for the three months ended September 30, 2012, compared with operating income of $22.4 million for the three months ended September 30, 2011. The company's operating margin increased to 39.1% for the third quarter of 2012 compared with 36.3% for the three months ended September 30, 2011 primarily due to decreases in the compensation to revenue and G&A to revenue ratios. Non-operating income was $5.3 million for the three months ended September 30, 2012, compared with non-operating loss of $4.8 million for the three months ended September 30, 2011, primarily due to earnings from the company's seed investments.
Balance Sheet Information
As of September 30, 2012, cash, cash equivalents and investments were $199 million. As of September 30, 2012, stockholders' equity was $261 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 25, 2012 at 11:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2915 (international); passcode: 21607728. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on October 25, 2012 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21607728. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager focused on global real estate securities, global listed infrastructure, real assets, large cap value stocks and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2011, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2012	June 30, 2012	September 30, 2011	June 30, 2012	September 30, 2011
Revenue
Investment advisory and administration fees	$63,224	$59,687	$58,048
Distribution and service fees	2,881	2,747	2,457
Portfolio consulting and other	5,191	4,998	1,111
Total revenue	71,296	67,432	61,616	5.7%	15.7%
Expenses
Employee compensation and benefits	25,101	22,927	21,873
Distribution and service fees	21,376	6,535	6,205
General and administrative	10,601	9,923	9,365
Depreciation and amortization	1,384	1,438	1,279
Amortization, deferred commissions	595	545	497
Total expenses	59,057	41,368	39,219	42.8%	50.6%
Operating income	12,239	26,064	22,397	(53.0%)	(45.4%)
Non-operating income
Interest and dividend income - net	478	669	260
Gain (loss) from trading securities - net	3,999	(2,469)	21
Gain (loss) from available-for-sale securities - net	437	(84)	(368)
Equity in earnings (losses) of affiliates	71	(129)	(5,248)
Other	330	21	502
Total non-operating income (loss)	5,315	(1,992)	(4,833)	*	*
Income before provision for income taxes	17,554	24,072	17,564	(27.1%)	(0.1%)
Provision for income taxes	4,987	9,045	8,022
Net income	12,567	15,027	9,542	(16.4%)	31.7%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(2,306)	1,052	64
Net income attributable to common shareholders	$10,261	$16,079	$9,606	(36.2%)	6.8%

Earnings per share attributable to common shareholders
Basic	$0.23	$0.37	$0.22	(36.2%)	5.4%
Diluted	$0.23	$0.36	$0.22	(36.4%)	5.8%
Weighted average shares outstanding
Basic	43,822	43,808	43,237
Diluted	44,537	44,393	44,133

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Nine Months Ended		% Change
	September 30, 2012	September 30, 2011	September 30, 2011
Revenue
Investment advisory and administration fees	$181,066	$166,569
Distribution and service fees	8,129	7,458
Portfolio consulting and other	13,263	3,803
Total revenue	202,458	177,830	13.8%
Expenses
Employee compensation and benefits	69,696	63,677
Distribution and service fees	34,148	18,109
General and administrative	29,061	26,824
Depreciation and amortization	4,218	3,760
Amortization, deferred commissions	1,636	1,255
Total expenses	138,759	113,625	22.1%
Operating income	63,699	64,205	(0.8%)
Non-operating income
Interest and dividend income - net	1,768	799
Gain (loss) from trading securities - net	3,251	(456)
Gain from available-for-sale securities - net	1,040	222
Equity in earnings (losses) of affiliates	714	(4,635)
Other	(433)	1,518
Total non-operating income (loss)	6,340	(2,552)	*
Income before provision for income taxes	70,039	61,653	13.6%
Provision for income taxes	24,187	23,450
Net income	45,852	38,203	20.0%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(1,458)	57
Net income attributable to common shareholders	$44,394	$38,260	16.0%

Earnings per share attributable to common shareholders
Basic	$1.01	$0.89	14.5%
Diluted	$1.00	$0.87	14.7%
Weighted average shares outstanding
Basic	43,744	43,170
Diluted	44,439	43,919

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2012	June 30, 2012	September 30, 2011	June 30, 2012	September 30, 2011
Institutional Accounts
Assets under management, beginning of period	$25,599	$26,608	$27,292
Inflows	362	296	2,817
Outflows	(2,044)	(1,785)	(1,453)
Net (outflows) inflows	(1,682)	(1,489)	1,364
Market appreciation (depreciation)	727	480	(4,630)
Total decrease	(955)	(1,009)	(3,266)
Assets under management, end of period	$24,644	$25,599	$24,026	(3.7%)	2.6%
Average assets under management for period	$25,393	$25,496	$26,804	(0.4%)	(5.3%)

Open-End Mutual Funds
Assets under management, beginning of period	$12,114	$11,588	$10,213
Inflows	1,225	1,077	1,048
Outflows	(1,061)	(784)	(892)
Net inflows	164	293	156
Market appreciation (depreciation)	250	233	(1,757)
Total increase (decrease)	414	526	(1,601)
Assets under management, end of period	$12,528	$12,114	$8,612	3.4%	45.5%
Average assets under management for period	$12,490	$11,543	$9,574	8.2%	30.5%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,678	$6,694	$6,809
Inflows	889	—	—
Outflows	—	—	—
Net inflows	889	—	—
Market appreciation (depreciation)	206	(16)	(830)
Total increase (decrease)	1,095	(16)	(830)
Assets under management, end of period	$7,773	$6,678	$5,979	16.4%	30.0%
Average assets under management for period	$7,312	$6,608	$6,474	10.7%	12.9%

Total
Assets under management, beginning of period	$44,391	$44,890	$44,314
Inflows	2,476	1,373	3,865
Outflows	(3,105)	(2,569)	(2,345)
Net (outflows) inflows	(629)	(1,196)	1,520
Market appreciation (depreciation)	1,183	697	(7,217)
Total increase (decrease)	554	(499)	(5,697)
Assets under management, end of period	$44,945	$44,391	$38,617	1.2%	16.4%
Average assets under management for period	$45,195	$43,647	$42,852	3.5%	5.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2012	September 30, 2011	September 30, 2011
Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	1,728	9,343
Outflows	(6,262)	(2,204)
Net (outflows) inflows	(4,534)	7,139
Market appreciation (depreciation)	3,798	(2,738)
Total (decrease) increase	(736)	4,401
Assets under management, end of period	$24,644	$24,026	2.6%
Average assets under management for period	$25,591	$23,923	7.0%

Open-End Mutual Funds
Assets under management, beginning of period	$9,619	$8,484
Inflows	3,984	3,370
Outflows	(2,589)	(2,174)
Net inflows	1,395	1,196
Market appreciation (depreciation)	1,514	(1,068)
Total increase	2,909	128
Assets under management, end of period	$12,528	$8,612	45.5%
Average assets under management for period	$11,533	$9,399	22.7%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,285	$6,353
Inflows	889	153
Outflows	—	—
Net inflows	889	153
Market appreciation (depreciation)	599	(527)
Total increase (decrease)	1,488	(374)
Assets under management, end of period	$7,773	$5,979	30.0%
Average assets under management for period	$6,826	$6,635	2.9%

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	6,601	12,866
Outflows	(8,851)	(4,378)
Net (outflows) inflows	(2,250)	8,488
Market appreciation (depreciation)	5,911	(4,333)
Total increase	3,661	4,155
Assets under management, end of period	$44,945	$38,617	16.4%
Average assets under management for period	$43,950	$39,957	10.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2012	June 30, 2012	September 30, 2011	June 30, 2012	September 30, 2011
Subadvisory
Assets under management, beginning of period	$18,639	$19,605	$20,132
Inflows	149	191	2,718
Outflows	(1,549)	(1,540)	(1,161)
Net (outflows) inflows	(1,400)	(1,349)	1,557
Market appreciation (depreciation)	473	383	(3,423)
Total decrease	(927)	(966)	(1,866)
Assets under management, end of period	$17,712	$18,639	$18,266	(5.0%)	(3.0%)
Average assets under management for period	$18,492	$18,705	$20,233	(1.1%)	(8.6%)

Advisory
Assets under management, beginning of period	$6,960	$7,003	$7,160
Inflows	213	105	99
Outflows	(495)	(245)	(292)
Net outflows	(282)	(140)	(193)
Market appreciation (depreciation)	254	97	(1,207)
Total decrease	(28)	(43)	(1,400)
Assets under management, end of period	$6,932	$6,960	$5,760	(0.4%)	20.3%
Average assets under management for period	$6,901	$6,791	$6,571	1.6%	5.0%

Total Institutional Accounts
Assets under management, beginning of period	$25,599	$26,608	$27,292
Inflows	362	296	2,817
Outflows	(2,044)	(1,785)	(1,453)
Net (outflows) inflows	(1,682)	(1,489)	1,364
Market appreciation (depreciation)	727	480	(4,630)
Total decrease	(955)	(1,009)	(3,266)
Assets under management, end of period	$24,644	$25,599	$24,026	(3.7%)	2.6%
Average assets under management for period	$25,393	$25,496	$26,804	(0.4%)	(5.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2012	September 30, 2011	September 30, 2011
Subadvisory
Assets under management, beginning of period	$19,073	$13,334
Inflows	705	8,669
Outflows	(4,824)	(1,645)
Net (outflows) inflows	(4,119)	7,024
Market appreciation (depreciation)	2,758	(2,092)
Total (decrease) increase	(1,361)	4,932
Assets under management, end of period	$17,712	$18,266	(3.0%)
Average assets under management for period	$18,824	$17,155	9.7%

Advisory
Assets under management, beginning of period	$6,307	$6,291
Inflows	1,023	674
Outflows	(1,438)	(559)
Net (outflows) inflows	(415)	115
Market appreciation (depreciation)	1,040	(646)
Total increase (decrease)	625	(531)
Assets under management, end of period	$6,932	$5,760	20.3%
Average assets under management for period	$6,767	$6,768	0.0%

Total Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	1,728	9,343
Outflows	(6,262)	(2,204)
Net (outflows) inflows	(4,534)	7,139
Market appreciation (depreciation)	3,798	(2,738)
Total (decrease) increase	(736)	4,401
Assets under management, end of period	$24,644	$24,026	2.6%
Average assets under management for period	$25,591	$23,923	7.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2012	June 30, 2012	September 30, 2011	June 30, 2012	September 30, 2011
U.S. Real Estate
Assets under management, beginning of period	$22,178	$21,571	$16,545
Inflows	774	659	3,041
Outflows	(552)	(685)	(645)
Net inflows (outflows)	222	(26)	2,396
Market appreciation (depreciation)	30	633	(2,842)
Total increase (decrease)	252	607	(446)
Assets under management, end of period	$22,430	$22,178	$16,099	1.1%	39.3%
Average assets under management for period	$22,527	$21,701	$17,286	3.8%	30.3%

Global/International Real Estate
Assets under management, beginning of period	$12,532	$13,239	$17,973
Inflows	249	290	384
Outflows	(2,301)	(1,207)	(1,400)
Net outflows	(2,052)	(917)	(1,016)
Market appreciation (depreciation)	634	210	(3,223)
Total decrease	(1,418)	(707)	(4,239)
Assets under management, end of period	$11,114	$12,532	$13,734	(11.3%)	(19.1%)
Average assets under management for period	$12,097	$12,326	$16,274	(1.9%)	(25.7%)

Preferred Securities
Assets under management, beginning of period	$2,548	$2,344	$1,775
Inflows	1,331	237	246
Outflows	(183)	(67)	(73)
Net inflows	1,148	170	173
Market appreciation (depreciation)	147	34	(145)
Total increase	1,295	204	28
Assets under management, end of period	$3,843	$2,548	$1,803	50.8%	113.1%
Average assets under management for period	$3,236	$2,396	$1,819	35.1%	77.9%

Large Cap Value Stocks
Assets under management, beginning of period	$3,389	$3,983	$4,073
Inflows	50	110	144
Outflows	(31)	(580)	(172)
Net inflows (outflows)	19	(470)	(28)
Market appreciation (depreciation)	194	(124)	(575)
Total increase (decrease)	213	(594)	(603)
Assets under management, end of period	$3,602	$3,389	$3,470	6.3%	3.8%
Average assets under management for period	$3,473	$3,486	$3,739	(0.4%)	(7.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2012	June 30, 2012	September 30, 2011	June 30, 2012	September 30, 2011
Global Infrastructure
Assets under management, beginning of period	$3,122	$3,160	$3,260
Inflows	27	22	14
Outflows	(35)	(30)	(22)
Net outflows	(8)	(8)	(8)
Market appreciation (depreciation)	144	(30)	(333)
Total increase (decrease)	136	(38)	(341)
Assets under management, end of period	$3,258	$3,122	$2,919	4.4%	11.6%
Average assets under management for period	$3,210	$3,141	$3,073	2.2%	4.5%

Other
Assets under management, beginning of period	$622	$593	$688
Inflows	45	55	36
Outflows	(3)	—	(33)
Net inflows	42	55	3
Market appreciation (depreciation)	34	(26)	(99)
Total increase (decrease)	76	29	(96)
Assets under management, end of period	$698	$622	$592	12.2%	17.9%
Average assets under management for period	$652	$597	$661	9.2%	(1.4%)

Total
Assets under management, beginning of period	$44,391	$44,890	$44,314
Inflows	2,476	1,373	3,865
Outflows	(3,105)	(2,569)	(2,345)
Net (outflows) inflows	(629)	(1,196)	1,520
Market appreciation (depreciation)	1,183	697	(7,217)
Total increase (decrease)	554	(499)	(5,697)
Assets under management, end of period	$44,945	$44,391	$38,617	1.2%	16.4%
Average assets under management for period	$45,195	$43,647	$42,852	3.5%	5.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2012	September 30, 2011	September 30, 2011
U.S. Real Estate
Assets under management, beginning of period	$18,505	$10,506
Inflows	3,123	8,757
Outflows	(1,725)	(1,466)
Net inflows	1,398	7,291
Market appreciation (depreciation)	2,527	(1,698)
Total increase	3,925	5,593
Assets under management, end of period	$22,430	$16,099	39.3%
Average assets under management for period	$21,361	$14,279	49.6%

Global/International Real Estate
Assets under management, beginning of period	$13,409	$15,438
Inflows	1,240	2,621
Outflows	(5,774)	(2,386)
Net (outflows) inflows	(4,534)	235
Market appreciation (depreciation)	2,239	(1,939)
Total decrease	(2,295)	(1,704)
Assets under management, end of period	$11,114	$13,734	(19.1%)
Average assets under management for period	$12,597	$16,444	(23.4%)

Preferred Securities
Assets under management, beginning of period	$1,964	$1,292
Inflows	1,861	735
Outflows	(301)	(148)
Net inflows	1,560	587
Market appreciation (depreciation)	319	(76)
Total increase	1,879	511
Assets under management, end of period	$3,843	$1,803	113.1%
Average assets under management for period	$2,602	$1,632	59.4%

Large Cap Value Stocks
Assets under management, beginning of period	$3,876	$3,673
Inflows	170	565
Outflows	(966)	(407)
Net (outflows) inflows	(796)	158
Market appreciation (depreciation)	522	(361)
Total decrease	(274)	(203)
Assets under management, end of period	$3,602	$3,470	3.8%
Average assets under management for period	$3,626	$3,834	(5.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2012	September 30, 2011	September 30, 2011
Global Infrastructure
Assets under management, beginning of period	$3,010	$2,870
Inflows	71	274
Outflows	(82)	(47)
Net (outflows) inflows	(11)	227
Market appreciation (depreciation)	259	(178)
Total increase	248	49
Assets under management, end of period	$3,258	$2,919	11.6%
Average assets under management for period	$3,157	$3,086	2.3%

Other
Assets under management, beginning of period	$520	$683
Inflows	136	46
Outflows	(3)	(56)
Net inflows (outflows)	133	(10)
Market appreciation (depreciation)	45	(81)
Total increase (decrease)	178	(91)
Assets under management, end of period	$698	$592	17.9%
Average assets under management for period	$607	$682	(11.0%)

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	6,601	12,998
Outflows	(8,851)	(4,510)
Net (outflows) inflows	(2,250)	8,488
Market appreciation (depreciation)	5,911	(4,333)
Total increase	3,661	4,155
Assets under management, end of period	$44,945	$38,617	16.4%
Average assets under management for period	$43,950	$39,957	10.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	September 30, 2012	June 30, 2012	September 30, 2011

Model-Based Strategies	$5,605	$7,290	$902

Exchange Traded Funds	$2,948	$3,001	$2,163

Unit Investment Trusts	$1,290	$1,203	$1,243

Total	$9,843	$11,494	$4,308

Note: Assets under advisement are defined as assets for which the company does not provide active management.